SCHEDULE 14A

                PROXY STATEMENT PURSUANT TO SECTION 14 (a) OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the  registrant [x]

Filed by a party other than the registrant []

Check the appropriate box:

[ ]  Preliminary proxy statement         [ ] Confidential, for use of the
                                             Commission Only (as permitted
                                             by Rule 14a - 6(e) (2))
[x]  Definitive proxy statement

[ ]  Definitive additional materials

[ ]  Soliciting material pursuant to Rule 14a-12


                              ATWOOD OCEANICS, INC.
                (Name of Registrant as Specified in Its Charter)


                              ATWOOD OCEANICS, INC.
                  (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(1)(1) and 0-11

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transcation:

    (5) Total fee paid.

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount previously paid: N/A
    (2) Form, Schedule or Registration Statement No.: N/A
    (3) Filing Party: N/A
    (4) Date Filed: N/A

                              ATWOOD OCEANICS, INC.

                           15835 PARK TEN PLACE DRIVE
                              HOUSTON, TEXAS 77084



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                                                  Houston, Texas
                                                                January 12, 2001

To the Shareholders of ATWOOD OCEANICS, INC.:

     Notice is hereby given that, pursuant to the provisions of the Bylaws of Atwood Oceanics, Inc., the Annual Meeting of the Shareholders of Atwood Oceanics, Inc. will be held at the executive offices of Atwood Oceanics, Inc., 15835 Park Ten Place Drive, in the City of Houston, Texas 77084, at 10:00 o'clock A.M., Houston Time, on Thursday, February 8, 2001, for the following purposes:

     1. To elect six (6) members of the Board of Directors for the term of office specified in the accompanying Proxy Statement.

     2. To approve a proposed amendment to the Company's 1996 Incentive Equity Plan to include non-employee directors of the Company as eligible participants as described in the accompanying Proxy Statement.

     3. To transact such other business as may properly come before the meeting or any adjournments thereof.

         Shareholders of record at the close of business on December 29, 2000 will be entitled to notice of and to vote at the Annual Meeting.

         Shareholders are cordially invited to attend the meeting in person. Those who will not attend are requested to sign and promptly mail the enclosed proxy for which a stamped return envelope is provided.


By Order of the Board of Directors



                                                    JAMES M. HOLLAND, Secretary

                         ANNUAL MEETING OF SHAREHOLDERS
                              ATWOOD OCEANICS, INC.
                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

                                January 12, 2001

                        SECURITY HOLDERS ENTITLED TO VOTE

         Holders of shares of common stock, par value $1.00 per share ("Common Stock") of Atwood Oceanics, Inc., (hereinafter sometimes called the "Company") of record at the close of business on December 29, 2000 will be entitled to vote at the Annual Meeting of Shareholders to be held February 8, 2001 at 10:00 o'clock A.M., Houston Time, at the executive offices of Atwood Oceanics, Inc., 15835 Park Ten Place Drive, Houston, Texas, 77084 and at any and all adjournments thereof.

         Shareholders who execute proxies retain the right to revoke them at any time before they are voted. A proxy, when executed and not so revoked, will be voted in accordance therewith. This proxy material is first being mailed to shareholders on January 12, 2001.

                         PERSONS MAKING THE SOLICITATION

         This proxy is solicited on behalf of the Board of Directors of Atwood Oceanics, Inc. In addition to solicitation by mail, the Company may request banks, brokers and other custodians, nominees and fiduciaries to send proxy material to the beneficial owners of stock and to secure their voting instructions, if necessary. Further solicitation of proxies may be made by telephone, telegram, or oral communication with some shareholders of the Company, following the original solicitation. All such further solicitation will be made by regular employees of the Company, and the cost will be borne by the Company.


                                VOTING SECURITIES

         At the close of business on December 29, 2000, the time which has been fixed by the Board of Directors as the record date for determination of shareholders entitled to notice of and to vote at the meeting, there were 13,822,551 shares of Common Stock of the Company outstanding.

         The election as directors of the persons nominated in this proxy statement will require the vote of the holders of a majority of the shares entitled to vote and represented in person or by proxy at a meeting at which a quorum is present. Abstentions and broker non-votes (which result when a broker holding shares for a beneficial owner has not received timely voting instructions on certain matters from such beneficial owner) are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will operate to prevent the election of the directors nominated in this Proxy Statement or the approval of such other matters as may properly come before the meeting to the same extent as a vote withholding authority to vote for the election of directors so nominated or a vote against such other matters.

         Each share of Common Stock entitles its owner to one vote except with respect to the election of directors. With respect to the election of directors, each shareholder has the right to vote in person or by proxy the number of shares registered in his name for as many persons as there are directors to be elected, or to cumulate such votes and give one candidate as many votes as shall equal the number of directors to be elected multiplied by the number of his shares, or to distribute the votes so cumulated among as many candidates as he may desire. In the event of cumulative voting, the candidates for directors receiving the highest number of votes, up to the number of directors to be elected, shall be elected.

     If a shareholder desires to exercise his right to cumulate votes for directors, the laws of the State of Texas, the State in which the Company is incorporated, require the shareholder to give the Secretary of the Company written notice of such intention on or before the day preceding the meeting. Such notice should be sent to: Atwood Oceanics, Inc., P. O. Box 218350, Houston, Texas 77218, Attention: James M. Holland. If any shareholder gives such notice, all shareholders have the right to use cumulative voting at the meeting. The persons appointed by the enclosed form of proxy are not expected to exercise the right to cumulate votes for election of the directors named elsewhere in this Proxy Statement, although such persons shall have discretionary authority to do so.


                             PRINCIPAL SHAREHOLDERS

         The following table reflects certain information known to the Company concerning persons beneficially owning more than 5% of the outstanding Common Stock of the Company as of December 29, 2000 (except as otherwise indicated). The information set forth below (other than with respect to Helmerich & Payne International Drilling Co. and Helmerich & Payne, Inc.) is based on materials furnished to the Company in connection with Securities and Exchange Commission ("SEC") filings by or on behalf of the shareholders named below, as of various dates during the Company's fiscal year and on information provided by Zacks Investment Research, Inc. ("Zacks") in reports prepared for the Company. Unless otherwise noted, each shareholder listed below has sole voting and dispositive power with respect to the shares listed.

                                                 Shares Owned         Percent
Name and Address                                 Beneficially         of Class
----------------                                 ------------         ---------

Helmerich & Payne Intl. Drilling Co.  (1) ------  1,640,248             11.87%
         Utica at 21st
         Tulsa, Oklahoma 74114
Helmerich & Payne, Inc. (1)---------------------  1,359,752              9.84%
         Utica at 21st
         Tulsa, Oklahoma 74114
Franklin Resources, Inc. (2)--------------------  1,642,339             11.88%
Charles B. Johnson (2)
Rupert H. Johnson, Jr. (2)
Franklin Advisors, Inc. (2)
Franklin Advisory Services, Inc. (2)
Franklin Management, Inc. (2)
         777 Mariners Island Blvd.
         P.O. Box 7777
         San Mateo, California 94403-7777
Invesco Funds Group, Inc. (3)-------------------    931,600              6.74%
         7800 East Union Avenue
         Denver, Colorado 80237
FMR Corp (4)------------------------------------    689,000              4.98%
Edward C. Johnson (4)
Abigail P. Johnson (4)
-------------------

     (1) Walter H. Helmerich, III is Chairman and a director, and Hans Helmerich, son of Walter H. Helmerich, III, is President, Chief Executive Officer and a director, respectively, of Helmerich & Payne, Inc. Messrs. Walter
H. Helmerich, III and Hans Helmerich, together with other family members and the estate of W.H. Helmerich, deceased, are controlling shareholders of Helmerich & Payne, Inc., which with its wholly-owed subsidiary, Helmerich & Payne International Drilling Co., owns of record and beneficially 3,000,000 shares of Common Stock of the Company. Messrs. Walter H. Helmerich, III and Hans Helmerich have disclaimed beneficial ownership of the Common Stock owned by these companies.

     (2) The information set forth above concerning shares of Common Stock beneficially owned by Franklin Resources, Inc. ("FRI"), Charles B. Johnson ("CBJ"), Rupert H. Johnson, Jr. ("RHJ"), Franklin Advisors, Inc. ("FAI"), Franklin Advisory Services, Inc. ("FASI") and Franklin Management, Inc. ("FMI"), was obtained from a report dated December 27, 2000 prepared by Zacks for the Company and Amendment No. 3 to Schedule 13G dated January 13, 2000 filed with the SEC by FRI, CBJ, RHJ and FAI. Charles and Rupert Johnson are principal shareholders of the outstanding common stock of Franklin Resources, Inc. FAI, FASI and FMI are investment advisory subsidiaries of Franklin Resources, Inc. FRI, CBJ and RHJ have no voting or dispositive power with respect to any shares of the Company's Common Stock. FAI has sole voting and dispositive power with respect to 1,382,000 shares of the Company's Common Stock. FASI has sole voting power with respect to 66,800 shares and sole dispositive power with respect to 132,100 shares of the Company's Common Stock. FMI has no voting power and sole dispositive power with respect to 49,962 shares of the Company's Common Stock.

     (3) The information set forth above concerning shares of Common Stock beneficially owned by Invesco Funds Group, Inc. ("Invesco") was obtained from a report dated December 27, 2000 prepared by Zack for the Company. Based upon reports prepared by Zacks, Invesco did not become a stockholder owning more than 5% of the outstanding Common Stock of the Company until some time during the second half of 2000. The Company has not received any material from Invesco in connection with SEC filings and thus, do not have any information on voting or dispositive power that Invesco may have with respect to any shares of the Company's Common Stock.

     (4) The information set forth above concerning shares of Common Stock beneficially owned by FMR Corp., Edward C. Johnson 3d and Abigail P. Johnson was obtained from a report dated December 27, 2000 prepared by Zacks for the Company and Amendment No. 13 to Schedule 13G dated October 10, 2000 filed with the SEC by FMR Corp., Edward C. Johnson 3d and Abigail P. Johnson. FMR Corp. has sole voting power with respect to 577,000 shares and sole dispositive power with respect to all of the shares of the Company's Common Stock reported as beneficially owned. Edward C. Johnson 3d and Abigail P. Johnson each has sole dispositive power with respect to all of the shares reported as beneficially owned.


     COMMON STOCK OWNED BY DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth the amount of Common Stock beneficially owned as of the close of business on December 29, 2000 by each of the directors, by each of the named executive officers, and by all directors and executive officers as a group. Unless otherwise indicated below, each of the named persons and members of the group has sole voting and investment power with respect to the shares shown.

Name of Director,                            Shares Owned            Percent
Executive Officer or Group                   Beneficially            of Class
--------------------------                   ------------            --------

Robert W. Burgess                                  -                   0.00%
George S. Dotson                                   -                   0.00%
Walter H. Helmerich, III                          (1)                  0.00%
Hans Helmerich                                    (1)                  0.00%
William J. Morrissey                              400                    (2)
John R. Irwin                                  22,450 (3)                (2)
James M. Holland                               12,784 (4)                (2)
Glen P. Kelley                                 19,300 (5)                (2)
All directors and executive
officers as a group (8 persons)                54,934 (6)                (2)
------------

 (1)  See Note (1) on page 3 for more information.
 (2)  Less than 1%.
 (3)  Includes 22,250 shares which may be acquired upon the exercise of options.
 (4)  Includes 10,650 shares which may be acquired upon the exercise of options.
 (5)  Includes 19,000 shares which may be acquired upon the exercise of options.
 (6)  Includes 51,900 shares which may be acquired upon the exercise of options.


                               EXECUTIVE OFFICERS

         Set forth below are the executive officers of the Company. The office held, date of first election to that office and the age of each officer as of the close of business on December 29, 2000 are indicated opposite his name.

                                                   Date of
                                                    First
Name                   Offices Held                Election          Age
----                   ------------                --------         -----

John R. Irwin          President and Chief          March             55
                       Executive Officer             1993

James M. Holland       Senior Vice President       October            55
                       and Secretary                 1988

Glen P. Kelley         Vice President -            October            52
                       Contracts and                 1988
                       Administration

         No family relationship exists between any of the above executive officers. All officers of the Company serve at the pleasure of the Board of Directors and may be removed at any time with or without cause.

         Mr. Irwin joined the Company in July 1979, serving as Operations Manager - Technical Services. He was elected Vice President - Operations in November 1980, Executive Vice President in October 1988, President and Chief Operating Officer in November 1992, and President and Chief Executive Officer in March 1993.

     Mr. Holland joined the Company as Accounting Manager in April 1977. He was elected Vice President - Finance in May 1981 and Senior Vice President and Secretary in October 1988.

     Mr. Kelley rejoined the Company in January 1983 as Manager of Operations Administration. He was elected Vice President - Contracts and Administration in October 1988.


ITEM 1    ELECTION OF DIRECTORS

         At the meeting six (6) Directors (leaving one position vacant) are to be elected for terms of one year each. Although the Company's Bylaws provide that the Board of Directors consists of seven (7) persons, the Company has not yet identified a suitable nominee to fill the vacancy. Accordingly, only six (6) persons are nominated for election as directors, and shares may not be voted for a greater number of persons than the number of nominees named.

         The persons named in the enclosed form of proxy (James M. Holland and Glen P. Kelley) have advised that they will vote all shares represented by proxies for the election of the six nominees for Director proposed by the Company and listed below, unless authority to so vote is withheld by the shareholder. Such persons will have the discretion to cumulate the votes of the shares represented by proxy, although the exercise of such discretion is not expected. If any of the nominees listed below becomes unavailable for any reason, the shares represented by the proxies will be voted for the election of such person, if any, as may be designated by the Board.

                                Present Served as
                               Position a Director
                           with the Continuously Term
Nominees                      Company         Since        Extend to      Age
---------                     --------     ------------    ---------     -----

Robert W. Burgess             Director      September      February        59
                                              1990           2002

George S. Dotson              Director      February       February        60
                                              1988           2002

Walter H. Helmerich, III      Director       April         February        77
                                              1970           2002

Hans Helmerich                Director      February       February        42
                                              1989           2002

John R. Irwin                 Director,     November       February        55
                              President       1992           2002
                              and Chief
                              Executive
                              Officer

William J. Morrissey          Director      November       February        73
                                              1969            2002

         Until his retirement in 1999, Mr. Burgess served for over five years as Chief Financial Officer (Senior Vice President) for CIGNA Investment Division, CIGNA Companies. CIGNA is a diversified financial services company with major businesses in insurance, health care, pensions and investments.

     At all times during the previous five years, Mr. Dotson has served as Vice President - Drilling of Helmerich & Payne, Inc. and President of Helmerich & Payne International Drilling Co., both located in Tulsa, Oklahoma. Helmerich & Payne, Inc. is a diversified natural resources company with divisions engaged in drilling, exploration, production and real estate development. He serves as a director of Helmerich & Payne, Inc., which as a result of its ownership of Common Stock of the Company, may be deemed an affiliate of the Company. He also serves as a director of Varco International, Inc.

         At all times during the previous five years, Mr. Walter H. Helmerich, III has served as the Chairman of the Board of Helmerich & Payne, Inc. of Tulsa, Oklahoma, which as a result of its ownership of Common Stock of the Company, may be deemed an affiliate of the Company. He is the father of Mr. Hans Helmerich, who is also a director of the Company.

         At all times during the previous five years, Mr. Hans Helmerich has served as the Chief Executive Officer as well as a director of Helmerich & Payne, Inc. of Tulsa, Oklahoma, which as a result of its ownership of Common Stock of the Company, may be deemed an affiliate of the Company. He is a son of Mr. Walter H. Helmerich, III.

     Mr. Irwin has been employed by the Company in various executive capacities for the last twenty-one years.

     Mr. Morrissey served as Director and Vice Chairman of the Board of Marine Corporation until the end of 1987 when Marine Corporation was acquired by Banc One Corporation, Columbus, Ohio. Mr. Morrissey is currently retired.

     The Company has standing Audit, Executive and Compensation committees. The Audit Committee members are Messrs. Morrissey, Burgess and Dotson. This Committee functions to review in general terms the Company's accounting policies and audit procedures and to supervise internal accounting controls. The Audit Committee held six meetings during fiscal 2000, of which four were telephone conferences. The Executive Committee, composed of Messrs. Dotson, Hans Helmerich and Irwin, meets frequently, generally by telephone conferences, for review of major decisions and to act as delegated by the Board. The Compensation Committee's members, Messrs. Hans Helmerich, Burgess and Dotson, are responsible for administration of the Company's stock option plans, and for review and approval of all salary and bonus arrangements. During fiscal 2000, there were two meetings of the Compensation Committee.

         Four meetings of the Board of Directors were held during fiscal 2000, all of which were regularly scheduled meetings. Each director attended, during the time of his membership, at least seventy-five percent of Board and Committee meetings.

Required Vote for Election of Directors

         Election as directors of the persons nominated in this Proxy Statement will require the vote of the holders of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at a meeting at which a quorum is present. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION AS DIRECTORS OF THE PERSONS NOMINATED HEREIN.

ITEM 2    PROPOSAL TO AMEND THE ATWOOD OCEANICS, INC. 1996 INCENTIVE EQUITY PLAN

     The Atwood Oceanics, Inc. 1996 Incentive Equity Plan (the "Plan") was adopted by the Board of Directors on December 5, 1996, and approved by the stockholders on February 13, 1997. On September 9, 1999 the Board of Directors approved Amendment No. 1 to the Plan, which did not require stockholder approval and made technical changes to the provisions relating to transferability of Non-Qualified Stock Options including the elimination of the requirement that there be no consideration paid upon transfer of such options. On January 4, 2001, the Board of Directors adopted, subject to shareholder approval, Amendment No. 2 to the Plan to include non-employee directors of the Company as eligible participants in the Plan. There are currently six directors, of which five are non-employee directors. The Board of Directors believes it is in the Company's best interest to allow non-employee directors to participate in the Plan in order to increase their interest in the Company's long term success, to provide incentive equity opportunities which are competitive with other similarly situated corporations, and to stimulate the efforts of such directors by giving suitable recognition for services which contribute materially to the Company's success. At the direction of the Board of Directors, the Company is offering Amendment No. 2 for Stockholder approval. The principal features of the Plan are summarized below. This summary does not purport to be a complete statement of the Plan and is qualified in its entirety by reference to the Plan. A copy of proposed Amendment No. 2 is attached as an Appendix to this Proxy Statement.

Purpose

         The Plan is designed to encourage employee and officer ownership of the Company's Common Stock and to assist the Company in attracting, retaining and rewarding key personnel. The Plan currently does not cover non-employee directors. The Plan authorizes the Compensation Committee to grant stock options and restricted stock awards of Common Stock to eligible participants of the Company and its subsidiaries and affiliates, during the term of the Plan which is a period of 10 years from the date of shareholder approval of the Plan (February 13, 1997.) Amendment No. 2 would authorize the Compensation Committee to grant awards to non-employee directors, as well as to directors who are employees. The awards to all non-employee directors would be set at 2,000 Non-Qualified Stock Options and would be awarded at the first meeting of the Board of Directors following each such directors' election, re-election or appointment, but no more than once per fiscal year during each year during the remainder of the term of the Plan. No change would be made in regard to the award of stock options or restricted stock to employees or officers or to the general purpose of the Plan.

Shares Available

         Originally, the total number of shares of Common Stock reserved and available for distribution pursuant to stock options or restricted stock under the Plan was 335,000 shares. However, on November 1997, the Company declared a 100% stock dividend. As a result of the stock dividend and pursuant to the terms of the Plan, the number of shares of Common Stock reserved and available for distribution pursuant to the Plan was increased to 670,000 (approximately 5% of the outstanding Common Stock of the Company as of December 31, 2000). The Plan provides that not more than 10% of such amount (or 67,000 shares) is available for distribution pursuant to restricted stock under the Plan, in each case subject to adjustment in the event of a future stock dividend, stock split, merger, reorganization, consolidation, recapitalization. Shares underlying the unexercised portion of any terminated or lapsed stock option and shares of restricted stock which have been forfeited pursuant to applicable restrictions are available for distribution in connection with future awards pursuant to the Plan. As of September 30, 2000, 345,650 shares are outstanding under the Plan. The closing price on the New York Stock Exchange as of December 29, 2000, of the Company's Common Stock was $43.81 per share.

Administration

         The Plan is administered by the Compensation Committee of the Board of Directors, which consists solely of two or more non-employee directors who are appointed by, and serve at the pleasure of, the Board. Under the Plan as proposed to be amended, the Compensation Committee shall have the power and authority to grant to eligible employees and officers stock options and restricted stock as provided in the Plan, and to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted, based on such factors and criteria as the Compensation Committee shall determine, in its sole discretion. Further, the Plan would provide for non-discretionary awards to non-employee directors in the amount of 2,000 Non-Qualified Stock Options to be awarded at the first meeting of the Board of Directors following each such directors' election, re-election or appointment, but no more than once per fiscal year during each year during the remainder of the term of the Plan. Currently, the Compensation Committee has discretion in granting awards to all eligible participants, but non-employee directors are not eligible participants. Thus, the proposed amendment expands the pool of eligible participants, but eliminates the Compensation Committee's discretion as it would relate to the timing, type, and amount of award given to non-employee directors. The Compensation Committee has the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award granted and any agreements relating thereto; and to otherwise supervise the administration of the Plan.

Eligibility

         Currently, officers and employees of the Company, its subsidiaries and its affiliates (but excluding members of the Compensation Committee and other non-employee directors) who are responsible for or contribute to the management, growth and/or profitability of the business of the Company, its subsidiaries or its affiliates are eligible to be granted stock options and restricted stock awards. All awards of stock options and restricted stock pursuant to the Plan are made in consideration of the participant's contribution to the management, growth and/or profitability of the Company and its subsidiaries. Under the Plan as proposed to be amended, no changes would be made to the eligibility of officers and employees, but all directors, including non-employee directors, would be eligible for awards. However, the Compensation Committee would have no discretion as to the timing, type, or amount of award granted to non-employee directors.

Stock Options

         The Plan permits the granting of options that either qualify as Incentive Stock Options ("ISOs") under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code") or that do not so qualify ("Non-Qualified Stock Options"). Options granted under the Plan are subject to the certain terms and conditions set forth in the Plan and may contain such additional terms and conditions not inconsistent with the terms of the Plan as the Compensation Committee deems appropriate. The option exercise price for each share of Common Stock covered by an option is to be determined by the Compensation Committee, but shall be not less than the fair market value of such share on the date of grant.

         The term of each option will be fixed by the Compensation Committee, but may not exceed 10 years from the date of grant in the case of an ISO or 10 years and one day after the date of grant in the case of a Non-Qualified Stock Option. Options are exercisable at such time or times and subject to such terms and conditions (including, without limitation, installment exercise provisions) as shall be determined by the Compensation Committee, provided, however, that, absent special circumstances, options shall not be exercisable prior to the first anniversary date of grant. Vesting provisions limiting the exercisability of options may be waived or accelerated at any time in whole or in part based on such factors as the Compensation Committee may determine.

         The option exercise price must be paid by certified or bank check or other instrument acceptable to the Compensation Committee or, if the
Compensation Committee so determines, by delivery of shares of unrestricted Common Stock valued at fair market value on the exercise date. Additionally, payment of the exercise price may be made by delivery to the Company of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell a sufficient portion of the shares and deliver the sale proceeds directly to the Company in satisfaction of the exercise price.

         The Compensation Committee may, in its discretion, authorize all or a portion of any Non-Qualified Stock Options to be granted on terms which permit transfer by the participant to (i) the spouse, children or grandchildren of the participant, (ii) a trust or trusts for the exclusive benefit of the spouse, children or grandchildren of the participant, or (iii) a partnership in which the spouse, children or grandchildren of the participant are the only partners; provided in each case that (x) the stock option agreement pursuant to which such stock options are granted must be approved by the Compensation Committee, and must expressly provide for transferability in a manner consistent with this section and (y) subsequent transfers of transferred options shall be prohibited except those made in accordance with the transferability provisions of the Plan or by will or by the laws of descent and distribution. Following transfer, any such stock options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Except as set forth in the Plan and in the applicable stock option agreement, no stock option shall be transferable by the participant otherwise than by will or by laws of descent and distribution, and all stock options shall be exercisable, during the participant's lifetime, only by the participant.

         Currently, the Plan refers to a participant's "employment" or "termination of employment." If proposed Amendment No. 2 is approved, all such references will be replaced with "employment or service" or "termination of employment or service." Thus, all references to "employment or service" or "termination of employment or service" in this summary correspond to references to "employment" or "termination of employment" in the current Plan.

         If a participant's employment or service by the Company or any subsidiary or affiliate terminates by reason of death, long-term disability, normal retirement or approved early retirement, any stock option held by such participant may thereafter be exercised, to the extent it was exercisable at the time of such termination or on such accelerated basis as the Compensation Committee may determine at or after grant, for various periods up to three years (or such shorter period as the Compensation Committee may specify at grant) from the date of such termination of employment or service or until the expiration of the stated term of such stock option, whichever period is shorter. If a participant's employment or service by the Company or any subsidiary or affiliate terminates voluntarily or involuntarily for any reason other than death, long-term disability, normal retirement or approved early retirement, the participant will have three months from the date of termination to exercise any and all stock options that are then exercisable, except that, if the termination was for "cause" (as defined in the Plan), any and all options shall be immediately canceled.

Restricted Stock

         Shares of restricted stock may be issued either alone or in addition to other awards granted under the Plan. The Compensation Committee determines the officers and employees of the Company and its subsidiaries or affiliates to whom, and the time or times at which, such grants will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient of an award, the time or times within which such awards may be subject to forfeiture, and all other conditions of the awards. The Compensation Committee may condition grants of restricted stock upon the attainment of specified performance goals or such other factors or criteria as the Compensation Committee may determine.

         During the restriction period, the recipient shall have, with respect to the shares of restricted stock covered by any award, all of the rights of a shareholder of the Company, including the right to vote the shares, and the right to receive any dividends, provided, however, that unless otherwise determined by the Compensation Committee, any dividends on such shares shall be automatically deferred and reinvested in additional restricted stock subject to the same restrictions as the underlying award, to the extent shares are available under the Plan. Except as otherwise provided in the Plan and the applicable award agreement, during the restriction period established by the Compensation Committee, the participant shall not be permitted to sell, transfer, pledge, assign or otherwise encumber shares of restricted stock awarded under the Plan. Based on service, performance and/or such other factors or criteria as the Compensation Committee may determine, the Compensation Committee may, however, at or after grant provide for the lapse of such restrictions in installments and/or may accelerate or waive such restrictions in whole or in part.

         Except as otherwise provided in the Plan and the applicable award agreement, upon termination of a participant's employment or service with the Company or any subsidiary or affiliate for any reason during the restriction period for a given award, all shares still subject to restriction shall be forfeited by the participant, provided, however, the Compensation Committee may provide for waiver of the restrictions in the event of termination of employment or service due to death, long-term disability, normal retirement or approved early retirement or in the event of hardship or other special circumstances of a participant whose employment or service with the Company or any subsidiary or affiliate is involuntarily terminated.

Change in Control Provisions

         The Plan provides that in the event of a "Change in Control" (as defined in the Plan), the Compensation Committee or the Board may provide that
(i) any or all stock options awarded under the Plan (to the extent outstanding for at least six months) not previously exercisable and vested shall become fully exercisable and vested; (ii) the restrictions applicable to any or all restricted stock awards shall lapse and such shares and awards shall be fully vested. In addition, at any time prior to or after a "Change in Control," the Compensation Committee may accelerate awards and waive conditions and restrictions on any awards to the extent it may determine to be appropriate.

Amendments and Termination

         The Board may amend, alter, or discontinue the Plan at any time, but no amendment, alteration, or discontinuation shall be made which would impair the rights of a participant under a stock option or restricted stock award theretofore granted, without the participant's consent, or which, without the approval of the Company's stockholders, would, except as expressly provided in the Plan, increase the total number of shares reserved for purposes of the Plan. The Compensation Committee may amend the terms of any stock option or other award theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any holder without the holder's consent. Subject to certain conditions, the Board shall have the authority to amend the Plan to take into account changes in applicable tax and securities law and accounting rules, as well as other developments.

Federal Income Tax Consequences

         The following summary is a description of the Federal income tax consequences to the recipient and the Company of the issuance and exercise of stock options and restricted stock granted pursuant to the Plan. The summary is not intended to be exhaustive and does not attempt to be a comprehensive description of all possible tax effects.

         Incentive Stock Options. The grant of an ISO will not be treated as taxable income to the participant for federal tax purposes, and will not result in a deduction for the Company for tax purposes. On exercise of an ISO, the participant will not recognize any taxable income, and the Company will not be entitled to a deduction for tax purposes, although exercise of an ISO may give rise to liability under the alternative minimum tax provisions of the Code. Upon the sale or exchange of the shares at least two years after the grant date of the option and one year after the exercise date, the participant will recognize long-term capital in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares, over (ii) the exercise price paid for such shares. If these holding periods are not satisfied, the participant will recognize ordinary income (and the Company will be entitled to a deduction for tax purposes) in an amount equal to the difference between the exercise price and the lower of the fair market value of the shares on the date the option was exercised, or the sale price of such shares. Any gain recognized by the participant on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as a capital gain. A different rule for measuring ordinary income upon such a premature disposition may apply if the participant is also an officer, director or 10% shareholder of the Company.

         Non-Qualified Stock Options. No income is realized by the participant at the time a Non-Qualified Stock Option is granted. Upon exercise, the amount by which the fair market value of the purchased shares on the exercise date exceeds the option price will generally be taxable to the participant as ordinary income and deductible by the Company for tax purposes. Upon disposition of the shares, appreciation or depreciation after the exercise date is treated as a short-term or long-term capital gain or loss to the participant and will not result in any deduction by the Company.

         Restricted Stock. In general, the recipient of a restricted stock award will recognize ordinary income in the amount of any cash received plus the market value of the shares on the date when the shares are no longer subject to a substantial risk of forfeiture (as such term is defined in the Code) less any amount paid for the shares, and the Company will be entitled to a deduction for tax purposes in the same amount. If the recipient of a restricted stock award makes a timely election under Section 83(b) of the Code to have the tax liability determined at the time of the grant rather than when the restrictions lapse, the recipient will recognize compensation income and the Company shall be entitled to a deduction at that time, in an amount equal to the fair market value of the shares on the grant date.

         Deductibility of Compensation. The Company anticipates that any compensation deemed paid by the Company to its executive officers as a result of stock options or restricted stock will remain deductible by the Company and will either (a) not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company, or (b) will not cause such limit to be exceeded. The Company anticipates that compensation to directors in such capacity will be deductible as compensation for personal services.

         Withholding. No later than the date as of which an amount first becomes includible in the gross income of the participant for Federal income tax purposes with respect to any stock option or other award under the Plan, the participant shall pay to the Company, or make any arrangements satisfactory to the Compensation Committee regarding the payment of any Federal, state or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Company, withholding obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. Generally, the Company will not withhold any amount from awards made to directors in such capacity, as those awards are treated as self-employment income, and, as such, are not subject to withholding.

Awards Pursuant to the Plan

         If (i) Amendment No. 2 to the Plan receives shareholder approval, (ii) the nominees proposed by the Company for the Board of Directors are elected at the annual shareholders meeting, and (iii) each nominee who is not currently an employee of the Company does not become an employee of the Company by the time of award, the following awards to the persons indicated would be made at the first meeting of the Board of Directors following each directors' election or re-election:


                                           1996 Incentive Equity Plan
------------------------------------------------------------------------------------------------------------

Name and Position                                 Dollar Value            Number of Units
-----------------                                 ------------            ----------------

Robert W. Burgess - Director                      undetermined (A)        2,000 non-qualified stock options
                    Compensation Committee

George S. Dotson  - Director                      undetermined (A)        2,000 non-qualified stock options
                    Compensation Committee

W.H. Helmerich, III - Director                    undetermined (A)        2,000 non-qualified stock options

Hans Helmerich -      Director                    undetermined (A)        2,000 non-qualified stock options
                      Compensation Committee

William J. Morrissey - Director                   undetermined (A)        2,000 non-qualified stock options
-----------

     (A) The exercise price of the Non-Qualified Stock Options will not be set until the date of grant. Thus, the value will vary with the fair market value of the Company's Common Stock.

     As non-employee directors are not executive officers of the Company, no executive officers would be guaranteed Stock Options as a result of Amendment No. 2 to the Plan, should it receive shareholder approval. All other awards under the Plan are at the discretion of the Compensation Committee.

     Required Vote for Approval of Amendment No. 2 to the Atwood Oceanics, Inc. 1996 Incentive Equity Plan

     Approval of Amendment No. 2 to the 1996 Incentive Equity Plan will require the vote of the holders of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at a meeting at which a quorum is present. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ADOPTION OF AMENDMENT NO. 2 TO THE 1996 INCENTIVE EQUITY PLAN.






                             EXECUTIVE COMPENSATION

         In accordance with the Securities and Exchange Commission ("SEC") executive compensation disclosure requirements under Item 402 of Regulation S-K, the following compensation tables and other compensation information are presented to enable shareholders to better understand the compensation of the Company's executive officers.

         The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors. The Committee is composed of three nonemployee directors. Following review and approval by the Compensation Committee, all issues pertaining to executive compensation are submitted to the full Board of Directors for approval.




                   REPORT OF THE COMPENSATION COMMITTEE OF THE
                BOARD OF DIRECTORS OF ATWOOD OCEANICS, INC. (A)



TO:               The Board of Directors


         As members of the Compensation Committee, it is our duty to review compensation levels of the Company's executive officers and to administer the Company's stock option plans.


Compensation Policies for Executive Officers

         In determining the compensation of the Company's executive officers, it is the policy of the Committee to take into account all factors which it considers relevant to the determination, including business conditions prevailing generally and in the Company's industry during such year, the Company's performance in such year in light of such conditions, and the performance of the specific officers under consideration and the business area of the Company for which such officer is responsible.

         For fiscal year ended September 30, 2000, the compensation program for executive officers consisted primarily of base salary, year-end bonus, stock option grants and Company contributions in a contributory retirement plan. The Company's current compensation levels are within the $1 million limitation on corporate tax deductions under Section 162(m) of the Internal Revenue Code of 1986, as amended, and the Company intends to take the necessary steps in subsequent years to ensure that the Company's future compensation package will comply with such limits on compensation deductibility.

         Shareholders' equity was significantly enhanced during fiscal 1998,1999 and 2000 due to the Company's revenues, cash flows and net profit for the period being at their highest levels in the Company's history. In recognition of the Company's continued strong operating performance, the Company awarded bonuses (ranging from $35,000 to $85,000) and granted salary increases to each of the Company's executive officers of approximately 5% in December 1999.


Chief Executive Officer Compensation

         Mr. Irwin's compensation for fiscal year 2000 included a bonus of $85,000. In addition, the Company increased Mr. Irwin's annual base salary by approximately 5% in December 1999. The evaluation of Mr. Irwin's compensation was based upon the same criteria as set forth above with respect to officers generally.



                             Compensation Committee

                             George S. Dotson
                             Robert W. Burgess
                             Hans Helmerich

December 31, 2000

-------------------------


     (A) Notwithstanding SEC filings by the Company that have incorporated or may incorporate by reference other SEC filings (including this proxy statement) in their entirety, the Report of the Compensation Committee shall not be incorporated by reference into such filings and shall not be deemed to be "filed" with the SEC except as specifically provided otherwise or to the extent required by Item 402 of Regulation S-K.


Compensation Committee Interlocks and Insider Participation

         No member of the Compensation Committee of the Board of Directors of the Company was, during the 2000 fiscal year, an officer or employee of the Company or any of its subsidiaries, or was formerly an officer of the Company or any of its subsidiaries or had any relationships requiring disclosure by the Company under Item 404 of Regulation S-K, except that Messrs. Dotson and Helmerich are executive officers of Helmerich & Payne, Inc., with whom the Company is a joint venture partner as described in "Related Transactions" below, and which, as a result of its ownership of Common Stock of the Company, may be deemed an affiliate of the Company.

         During the Company's 1999-2000 fiscal year, no executive officer of the Company served as (i) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served on the Compensation Committee of the Company, (ii) a director of another entity, one of whose executive officers served on the Compensation Committee of the Company, or (iii) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served as a director of the Company.

                               COMPENSATION TABLES

         The SEC compensation disclosure rules require that various compensation information be presented in various tables as set forth below.


                                                SUMMARY COMPENSATION TABLE
-------------------------------------------------------------------------------------------------------------------------------
                                                  Annual Compensation

                                                                                              Long Term
                                                                                             Compensation
                                                                                                Awards:
                                                                                              Securities
                                     Fiscal                               Other Annual        Underlying      All Other
Name and Principal Position           Year       Salary       Bonus      Compensation          Options       Compensation (A)
---------------------------          -----       ------       -----     ---------------      -----------     ------------------
                                                    $            $               $               (#)             ($)

John R. Irwin                        2000        306,250       85,000           ---            15,000           33,552
  President and Chief                1999        290,007      100,000           ---              ---            31,927
    Executive Officer                1998        268,755      100,000           ---            30,000           29,802

James M. Holland                     2000        176,376      40,000            ---             9,000           19,784
  Senior Vice President              1999        167,503      50,000            ---              ---            18,896
  and Secretary                      1998        155,049      50,000            ---            19,000           17,651

Glen P. Kelley                       2000        156,003      35,000            ---             8,000           17,390
  Vice President - Contracts         1999        147,500      40,000            ---              ---            16,540
    and Administration               1998        135,000      40,000            ---            16,000           15,290

Larry P. Till                        2000          ---          ---             ---              ---             ---
  Vice President - Operations        1999        156,750      40,000            ---              ---            17,941
   (Retired in September 1999)       1998        147,660      30,000            ---            14,000           17,032

---------------------------


(A) The amounts shown in the "All Other Compensation" column are derived from the following:

     (i) Mr. Irwin: Annual Company contributions to the defined contribution plan ("DCP") for 2000, 1999, and 1998 of $30,625, $29,000 and $26,875,
respectively; Company paid term life and insurance premiums ("TLIP") for 2000, 1999 and 1998 of $2,927, $2,927 and $2,927, respectively;

     (ii) Mr. Holland: Annual Company contributions to the DCP for 2000, 1999 and 1998 of $17,638, $16,750 and $15,505, respectively; Company paid TLIP for 2000, 1999 and 1998 of $2,146, $2,146 and $2,146, respectively

     (iii) Mr. Kelley: Annual Company contributions to the DCP for 2000, 1999 and 1998 of $15,600, $14,750 and $13,500, respectively; Company paid TLIP for 2000, 1999 and 1998 of $1,790, $1,790 and $1,790, respectively;

     (iv) Mr. Till: Annual Company contributions to the DCP for 1999, 1998 of $15,675 and $14,766, respectively; Company paid TLIP for 1999 and 1998 of $2,266 and, $2,266, respectively.



                                                     OPTION GRANTS TABLE

                                            Individual Grants Made in Fiscal 2000
----------------------------------------------------------------------------------------------------------

            Number of                                                        Potential Realizable Value
             Securities    Percentage of                                            at Assumed Annual
             Underlying    Total Options                                          Rates of Stock Price
              Options       Granted To                                        Appreciation for Option Term
              Granted      Employees in    Exercise Price    Expiration       ----------------------------
Name           (A)(#)       Fiscal Year      ($/Share)         Date            5% ($)      10% ($)
----         ----------    -------------   --------------    ----------      --------     --------

Irwin         15,000(B)       15.46%           $37.75         12/1/2009       358,950     902,700


Holland        9,000(B)        9.28%            37.75         12/1/2009       215,370     541,620


Kelley         8,000(B)        8.25%            37.75         12/1/2009       191,440     481,440

----------

     (A) The options were granted for a term of ten years, subject to earlier termination in certain events related to termination of employment. Twenty-five percent of such options become exercisable at each of two years, three years, four years and five years, respectively, from the date of grant. Subject to certain conditions, the exercise price may be paid by delivery of already owned shares, and tax withholding obligations related to exercise may be paid by offset of underlying shares.

     (B) These options were granted on December 2, 1999 pursuant to the Company's 1996 Incentive Equity Plan.


             OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUE TABLE

                                                      Number of
                                                      Securities
                                                      Underlying
                 Shares Acquired                      Unexercised        Value of Unexercised
               on Exercise during        Value          Options at      In-the-Money Options
Name              Fiscal 2000          Realized       Sept. 30, 2000     at Sept. 30, 2000 (A)
-----          ------------------     ---------       --------------     ----------------------
                    (#)                   ($)               (#)                 ($)
                                                       Exercisable/          Exercisable/
                                                      Unexercisable         Unexercisable
                                                      --------------       ----------------
Irwin              52,000             2,528,201       18,500 / 51,000      286,429 / 589,567

Holland            20,500               887,918        8,150 / 31,350      115,878 / 347,856

Kelley              5,000               211,016       17,000 / 28,000      311,117 / 325,777

---------
(A) Calculated based upon the September 30, 2000 fair market value of $41.69 per share less the share price to be paid upon exercise. There is no guarantee that options will have the indicated value if and when exercised.

                             AUDIT COMMITTEE REPORT

         In accordance with the SEC Audit Committees communication requirements under Item 306 of Regulation S-K, the following information is presented to inform shareholders of the Audit Committees oversight with respect to financial reporting.

Audit Committee Charter

         The members of the Audit Committee are governed by a Charter duly adopted by the Board of Directors, which requires their independence from management of the Company or their freedom from any other relationship which would interfere with their independent judgment. A copy of the Audit Committee Charter is attached as Appendix B to this Proxy Statement.

Report of the Audit Committee of the Board of Directors of ATWOOD OCEANICS, INC.


To:  The Board of Directors

We have reviewed and discussed with management the Company's audited financial statements as of and for the year ended September 30, 2000.

We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended September 30, 2000.

                                 Audit Committee

                                 William J. Morrissey, Chairman
                                 Robert W. Burgess, Member
                                 George S. Dotson, Member


December 31, 2000

           ATWOOD OCEANICS, INC. COMMON STOCK PRICE PERFORMANCE GRAPH

         COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURNS* AMONG ATWOOD OCEANICS, INC., AND THE CENTER FOR RESEARCH IN SECURITY PRICES ("CRSP") INDEX FOR THE NYSE/AMEX/NASDAQ STOCK MARKETS, AND THE PEER GROUP OF DRILLING COMPANIES.


                                      GRAPH


Index Description             9/30/95    9/29/96    9/30/97    9/30/98   9/30/99   9/30/00
                              -------    -------    -------    -------   -------   -------

ATWOOD OCEANICS, INC.          100.0      212.7      544.4      201.2     295.5     403.0
CRSP Index for
NYSE/AMEX/NASDAQ Stock Markets (U.S.
  Companies)                   100.0      119.0      163.7      169.5     216.2     255.9
Self-Determined Peer Group     100.0      212.7      423.5      175.2     223.7     419.3
-

Constituents of the Self-Determined Peer Group (weighted according to market capitalization):

Diamond Offshore Drilling Inc.
Ensco International Inc.                    R & B Falcon Corp.
Global Marine Inc.                          Marine Drilling Co. Inc.
Noble Drilling Corp.                        Transocean Sedco Forex Inc.**
Rowan Companies, Inc.

* Assumes $100 invested on September 29, 1995; Total returns assumes dividend reinvested; Fiscal year ending September 30.

** Transocean Offshore Inc. merged with Sedco Forex in December 1999 to form Transocean Sedco Forex Inc.



             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by the regulation to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, and written representations from certain reporting persons that no reports on Form 5 were required for those persons, the Company believes that, during the period from October 1, 1999 through September 30, 2000, all filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.

                              RELATED TRANSACTIONS

         Upon being awarded a term contract in August 1994, the Company entered into a joint venture agreement with Helmerich & Payne, Inc. ("H&P") (which together with its wholly-owned subsidiary, Helmerich & Payne International Drilling Co., owns 21.71% of the Company's Common Stock) for the design, construction and operation of RIG-200, a new generation platform rig. The construction of RIG-200 was completed in late 1995; however, due to project delays in Australia unrelated to the Company's and H&P's activities, the rig was not transported to Australia until late 1996. Drilling operations commenced in January 1997, with the contract terminating in June 1999. The rig is currently cold-stacked in Australia. H&P managed the design, construction, testing and mobilization of the rig, and the Company managed the initial installation and the daily operations of the rig. The Company and H&P each have a fifty percent interest in the joint venture. The Company invested approximately $12 million in this project. Three of the Company's directors, namely Walter H. Helmerich III, Hans Helmerich and George S. Dotson, are directors and executive officers of H&P.

                             DIRECTORS COMPENSATION

         As compensation for services as a director of the Company, each director who is not an officer and full time employee of the Company or any of its subsidiaries was paid in fiscal 2000 $3,500 per meeting for attendance at regular Board meetings, and $250 per meeting for attendance at meetings of the audit committee if held on a day other than a regular Board meeting.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         The independent public accounting firm of Arthur Andersen & Co. was selected as auditors by the Company in 1970 and continues to serve in this capacity. Representatives of Arthur Andersen & Co. will be present at the shareholders' meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.


                              SHAREHOLDER PROPOSALS

         Proposals of shareholders of the Company intended to be presented for consideration at the Annual Meeting of Shareholders of the Company to be held in February, 2002 must be received by the Company no later than September 14, 2001 and must comply with the requirements of the proxy rules promulgated by the Securities and Exchange Commission in order to be included in the proxy statement and form of proxy related to that meeting. If notice of any shareholder proposal not eligible for inclusion in the Company's proxy statement and form of proxy is given to the Company after November 28, 2001, then proxy holders will be allowed to use their discretionary voting authority on such shareholder proposal when the matter is raised at such meeting.

                                  OTHER MATTERS

         Management does not intend to bring any other matters before the meeting and has not been informed that any matters are to be presented by others. In the event any other matters properly come before the meeting, the persons named in the enclosed form of proxy will vote the proxies under discretionary authority therein in accordance with their judgment on such matters.

         If you do not contemplate attending the meeting in person, you are respectfully requested to sign, date and return the accompanying proxy in the enclosed, stamped envelope at your earliest convenience.

     The Company will provide, without charge, upon written request of any shareholder, a copy of its Annual Report on Form 10-K including financial statements and financial statement schedules for the fiscal year ended September 30, 2000 as filed with the Securities and Exchange Commission. Please direct such request to James M. Holland, Secretary, Atwood Oceanics, Inc., P. O. Box 218350, Houston, Texas 77218.

                                    By order of the Board of Directors



                                    /s/ John R. Irwin, President

Houston, Texas
January 12, 2001

                                                                      APPENDIX A

                                 AMENDMENT NO. 2
                                     TO THE
                              ATWOOD OCEANICS, INC.
                           1996 INCENTIVE EQUITY PLAN

     Pursuant to the terms and provisions of Section 9 of the Atwood Oceanics, Inc. 1996 Incentive Equity Plan (the "Plan"), Atwood Oceanics, Inc., a Texas corporation (the "Company"), hereby adopts the following Amendment No. 2 to the Plan ("Amendment No. 2").

                                       1.

         Section 1 of the Plan is hereby amended in its entirety by substituting the following therefor:

                  "The 1996 Incentive Equity Plan (the "Plan") is intended to encourage employees, officers, and directors (including Non-Employee Directors) of Atwood Oceanics, Inc. (the "Company") and its Subsidiaries or Affiliates to become owners of Stock of the Company in order to increase their interest in the Company's long-term success, to provide incentive equity opportunities which are competitive with other similarly situated corporations and to stimulate the efforts of such employees, officers and directors (including a Non-Employee Director) by giving suitable recognition for services which contribute materially to the Company's success."

                                       2.

         Section 3 of the Plan is hereby amended in its entirety by substituting the following therefor:

     "(a) The Plan shall be administered by the Compensation Committee of the Board of Directors, which shall consist solely of two or more Non-Employee Directors who are appointed by, and serve at the pleasure of, the Board. The Committee shall have the power and the authority to grant to eligible participants Stock Options and Restricted Stock.

     (2) In particular, the Committee shall have the authority:

         (1) to  select  the  employees   and  officers  of  the  Company,   its
             Subsidiaries and Affiliates to whom Stock Options and other awards may from time to time be granted;

         (2) to determine whether and to what extent Stock Options and Restricted Stock are granted;

         (3) to determine the number of shares to be covered by each such award granted;

         (4) to determine the terms and conditions, not inconsistent with the terms hereof, of any award granted (including, but not limited to, the share price and any restriction or limitation on, or any vesting, acceleration or forfeiture waiver regarding, any award, based on such factors and criteria as the Committee shall determine, in its sole discretion); and

         (5) to determine and adjust the performance goals and measurements applicable to performance-based Restricted Stock awards to include or exclude the impact of extraordinary or unusual items, events or circumstances and/or to reflect change in applicable tax or accounting rules and other developments.

     (3) Notwithstanding anything in the Plan to the contrary, and subject to the provisions of Section 5 and 6 of the Plan and the availability under the Plan of a sufficient number of shares of Common Stock that may be issuable upon the exercise of outstanding Stock Options, the Committee shall award, to each Non-Employee Director of the Company 2,000 Non-Qualified Stock Options.

         The award of Non-Qualified Stock Options to Non-Employee Directors shall be made at the first meeting of the Board of Directors following each directors' election, re-election or appointment, but no more than once per fiscal year during each year during the Term of the Plan as set forth in Section 13.

     (4) The Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award granted and any agreements relating thereto; and to otherwise supervise the administration of the Plan. All decisions made by the Committee pursuant to the provisions hereof shall be made in the Committee's sole discretion and shall be final and binding on all persons."

                                       3.

         Section 4 of the Plan is hereby amended in its entirety by substituting the following therefor:

         "Employees, officers and directors (including Non-Employee Directors) of the Company, its Subsidiaries and its Affiliates who are responsible for or contribute to the management, growth, and/or profitability of the business of the Company, its Subsidiaries or its Affiliates are eligible to be granted Stock Options and/or Restricted Stock Awards. Employee and officer participants under the Plan shall be selected from time to time by the Committee, in its sole discretion, from among those eligible. Non-Employee Director participants shall be awarded Stock Options as provided in Section 3(c) above."

                                       4.

         The second paragraph of Section 6 of the Plan shall be amended in its entirety by substituting the following therefor:

         "Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options; and (ii) Non-Qualified Stock Options (provided that Incentive Stock Options may not be granted to (x) employees, officers, or directors of Affiliates or (y) to directors of the Company in such capacity). The Committee may grant to any participant, except as provided in the preceding sentence, Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option."

                                       5.

         Any and all references in the Plan to "employment" or "termination of employment," including without limitation references in the definition of "Retirement," and in Sections 6 and 7 of the Plan, shall be replaced with a reference to "employment or service" or "termination of employment or service," as applicable.

                                       6.

         Subsection (b) of Section 11 of the Plan shall be amended in its entirety by substituting the following therefor:

        "(b) Nothing  contained  in this  Plan  shall  prevent  the  Company,  a
             Subsidiary or an Affiliate from adopting other or additional compensation arrangements for its employees, officers, and directors (including Non-Employee Directors)."

                                       7.

         Each amendment made by this Amendment No. 2 to the Plan has been effected in conformity with the provisions of the Plan and with applicable law.

                                       8.

     This Amendment No. 2 was adopted by the Board of Directors of the Company on January 4, 2001 and approved by the shareholders of the Company on February ____, 2001.

Dated:  February ____, 2001

                              ATWOOD OCEANICS, INC.



                               By:
                                  -----------------
                                James M. Holland
                                  Senior Vice President

                                                                      APPENDIX B


                              ATWOOD OCEANICS, INC.
                             AUDIT COMMITTEE CHARTER


ORGANIZATION

There shall be a committee of the board of directors to be known as the audit committee. The audit committee, comprised of at least three directors, shall be appointed by the board and shall be composed of directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the board of directors, would interfere with their exercise of independent judgment as a committee member. Each member of the audit committee shall be financially literate and at least one member of the audit committee must have accounting or related financial management expertise, as the Board of Directors interprets such qualification in their business judgment.

                               STATEMENT OF POLICY

The audit committee shall provide assistance to the corporate directors in fulfilling their responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the audit committee to maintain free and open means of communication between the directors, the independent auditors, and the financial management of the corporation.

                                RESPONSIBILITIES

The policies and procedures of the audit committee in carrying out its responsibilities should remain flexible, in order to best react to changing conditions and to ensure to the directors and shareholders that the corporate accounting and reporting practices of the corporation are in accordance with all requirements and are of the highest quality.

In carrying out these responsibilities, the audit committee will:

     o Meet at least four times per year or more frequently as circumstances require. The committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

     o Review and recommend to the directors the independent auditors to be selected to audit the financial statements of the corporation and its subsidiaries, which firm is ultimately accountable to the board of directors and the audit committee.

     o Meet with the independent auditors and financial management of the corporation to review the scope of the audit for the current year and the audit procedures to be utilized, and at the conclusion thereof, review the results of such audit, including any comments or recommendations of the independent auditors.

     o  Review  with the  independent  auditors  and  financial  and  accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Receive and review periodic reports from financial management on the status of implementation of recommendations to improve internal controls. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.


     o Review with management and the independent auditors at the completion of the annual examination:


        o The  Company's  annual  financial statements and  related  footnotes.
        o The independent accountant's audit of the financial statements and report thereon.
        o Any significant changes required in the independent accountant's audit plan.
        o Any changes in accounting principles.
        o Any serious difficulties or disputes with management encountered during the course of the audit.
        o Other matters related to the conduct of the audit which are to be communicated to the committee under generally accepted auditing standards.

     o Inquire as to whether the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Inquire as to auditor's view of the quality of the Company's accounting principles employed, including any principles employed which are deemed minority practices.

     o Receive periodic reports from the independent auditor regarding the auditor's independence and any disagreements with management on financial, accounting or reporting matters, discuss such reports with the auditor, and if so determined by the audit committee, recommend that the board take appropriate action to satisfy itself of the independence of the auditor or satisfactory resolution of any disagreements on financial, accounting or reporting matters.

     o Provide sufficient opportunity for the independent auditors to meet with the members of the audit committee without members of management present. Among the items to be discussed in these meetings are the independent auditors' evaluation of the Company's financial and accounting personnel, and the cooperation that the independent auditors received during the course of the audit.

     o Review with management and the independent accountant, the interim financial report before it is filed with the SEC or other regulators.

     o Review accounting and financial human resources and succession planning within the Company.

     o With respect to reporting and recommendations:

        o prepare any report, including any recommendations of the audit committee, required by the rules of the Securities and Exchange
          Commission to be included in the Company's annual proxy statement;
        o review this Charter at least  annually,  recommend  any changes to the full board of directors  for approval and have the document  published as required by the rules of the  Securities  and Exchange  Commission;
          and
        o report its activities to the full board of directors on a regular basis and to make such recommendations with respect to the above and other matters as the audit committee may deem necessary or appropriate.

     o Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

     o  Inquire and review any consulting  arrangements  between the independent
        auditor  and  management   that  are  beyond  the  scope  of  the  audit
        assignment.

         While the audit committee has the responsibilities and powers set forth in this chapter, it is not the duty of the audit committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the audit committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor, or to assure compliance with laws and regulations and the Company's policy manuals.

                          PROXY ATWOOD OCEANICS, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                FEBRUARY 8, 2001
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints James M. Holland and Glen P. Kelley, or either of them as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock, par value $1.00 per share, held of record by the undersigned as of the close of business on December 29, 2000, at the Annual Meeting of Shareholders to be held on February 8, 2001 or any adjournment thereof:

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED

1.   ELECTION OF DIRECTORS:

     FOR all nominees listed      WITHHOLD authority to vote for all nominees
                                  listed
                                  (except as marked to the contrary)


     Nominees: Robert W. Burgess, George S. Dotson, Walter H. Helmerich, III, Hans Helmerich, John R. Irwin, William J. Morrissey

     (INSTRUCTION: To withhold authority to vote for one or more individual nominees, write the nominee's name(s) in the line provided below.)
--------------------------------------------------------------------------------

     2. Approval of Proposed amendment to the Company's 1996 Incentive Equity Plan to include non-employee directors of the Company as eligible participants.

             FOR                    AGAINST                        ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

--------------------------------------------------------------------------------
                                                             (see reverse side)

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made the Proxy will be voted FOR the election of all Directors and FOR the proposed amendment to the Company's 1996 Incentive Equity Plan.


                                     Please sign exactly as name appears hereon.

________________________, 2001        _________________________________________
DATED                                 SIGNATURE

                                      -----------------------------------------
                                      SIGNATURE IF JOINTLY HELD

                                      NOTE:   When  shares  are  held  by  joint
                                      tenants, both should sign. When signing as
                                      attorney,   as  executor,   administrator,
                                      trustee,  or  guardian,  please  give full
                                      title as such.  If a  corporation,  please
                                      sign in full  corporate  name by President
                                      or   other   authorized   officer.   If  a
                                      partnership,  please  sign in  partnership
                                      name by authorized person. Please note any
                                      change  in  your  address   alongside  the
                                      address as it appears in the proxy.

PLEASE MARK IN BLUE OR BLACK INK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.